PURCHASE ORDER NO. K00-584514
                         BECHTEL BWXT IDAHO, LLC (BBWI)
                               2525 Fremont Avenue
                   P. O. Box 1625, Idaho Falls, ID 83415-3521
         OPERATING UNDER U. S. GOVERNMENT CONTRACT NO. DE-AC07-991D13727


To:         Orbit Technologies, Inc.
            5950 La Place Court, Suite 140
            Carlsbad, CA 92008

            J. A. Giansiracusa
            Phone: (760) 918-9168
            Fax No.: (760) 918-9213
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1.      STATEMENT F WORK

        1.1 The subcontractor shall furnish the following services, in accordance with the requirements, terms and conditions specified or referenced I this Purchase Order.

2.      DESCRIPTION

        2.1 OU 7-13/14 In-Situ Grout Treatability Study Bench Testing in accordance with the Statement of Work entitled "OU 7-13.14 In-Situ Grout Treatability Study Bench Testing." Dated 05/11/2000.

3.      UNIT PRICE:             $227,351


4.      RESOURCES

        4.1 The Subcontractor shall provide all resources, e.g., materials, labor, tooling, equipment and facilities, necessary to fulfill the requirements of this Purchase Order, except as otherwise specified.

5.      APPLICABLE DOCUMENTS

        The following document(s) are incorporated into, and become a part of, this Purchase Order.

Procument Agent: Tonya K.Pearson           Telephone: (208) 526-1544

BILLING ADDRESS:
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Acounts Payable
BBWI
P. O. Box 1625
Idaho Falls, ID 83415-3117